Flat Rock Opportunity Fund
SCHEDULE OF INVESTMENTS
September 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 9.67%
Hercules Capital, Inc.	247,883	$2,868,007
TriplePoint Venture Growth BDC Corp.	334,731	3,695,430

TOTAL COMMON STOCKS
(Cost $6,459,942)		$6,563,437

	Rate		Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)- 51.84%
Ares XLIX CLO, Ltd., Subordinated Notes(b)(c)	12.88	%(d)	07/22/2030	$3,600,000	$1,681,907
Blackrock Elbert CLO V, Warehouse LLC(b)(c)(e)	8.90	%(d)	08/09/2027	3,000,000	2,850,000
Churchill Middle Market CLO IV, Ltd., Subordinated Notes(b)(c)	14.10	%(d)	01/23/2032	7,000,000	5,908,154
Dryden 33 Senior Loan Fund, Subordinated Notes(b)(c)	7.54	%(d)	04/15/2029	10,000,000	3,357,151
Eaton Vance CLO 2018-1, Ltd., Subordinated Notes(b)(c)	15.75	%(d)	10/15/2030	3,000,000	1,491,402
Neuberger Berman CLO XXIII, Ltd., Subordinated Notes(b)(c)(f)	9.26	%(d)	10/17/2027	2,936,000	1,396,670
Neuberger Berman Loan Advisers CLO 29, Ltd., Income Notes(b)(c)	11.58	%(d)	10/19/2031	2,000,000	1,074,066
Neuberger Berman Loan Advisers CLO 29, Ltd., Subordinated Preferred Return Notes(b)(c)	11.09	%(d)	10/19/2031	89,130	81,730
Oaktree CLO 2019-2, Ltd., Subordinated Notes(b)(c)(f)	3.56	%(d)	04/15/2031	5,000,000	1,417,435
OCP CLO 2020-20, Ltd., Warehouse(b)(c)(e)	16.00	%(d)	10/20/2033	5,000,000	5,000,000
TCP Whitney CLO, Ltd., Subordinated Notes(b)(c)	20.54	%(d)	08/20/2029	11,500,000	8,888,241
THL Credit Wind River 2018-2 CLO, Ltd., Subordinated Notes(b)(c)	8.19	%(d)	07/15/2030	531,000	360,363
Voya CLO 2019-1, Ltd., Subordinated Notes(b)(c)(f)	19.35	%(d)	04/15/2031	2,500,000	1,679,130

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $41,823,794)					$35,186,249

COLLATERALIZED LOAN OBLIGATIONS DEBT- 54.47%
Atlas Senior Loan Fund V, Ltd., Class ER2(b)(c)(f)(g)	3M US L + 6.98%		07/16/2029	2,500,000	1,818,323
Churchill Middle Market CLO IV, Ltd., Class E2(b)(c)(g)	3M US L + 9.27%		01/23/2032	2,500,000	2,424,098
Diamond CLO 2019-1, Ltd., Class E(b)(c)(f)(g)	3M US L + 8.05%		04/25/2029	1,500,000	1,413,449
Marathon CLO IX, Ltd., Class D(b)(c)(f)(g)	3M US L + 6.05%		04/15/2029	3,000,000	2,282,823

	Rate	Maturity	Principal Amount	Value
MidOcean Credit CLO I, Class DRR(b)(c)(f)(g)	3M US L + 5.15%	01/15/2024	$3,860,000	$3,338,900
MMCF CLO 2017-1 LLC, Class D(b)(c)(f)(g)	3M US L + 6.38%	01/15/2028	1,000,000	923,129
Monroe Capital MML CLO X, Ltd., Class E(b)(c)(f)(g)	3M US L + 8.85%	08/20/2031	2,700,000	2,574,722
Mountain View CLO 2013-1, Ltd., Class ER(b)(c)(f)(g)	3M US L + 7.70%	10/12/2030	4,850,000	3,542,264
NewStar Fairfield Fund CLO, Ltd., Class DN(b)(c)(f)(g)	3M US L + 7.38%	04/20/2030	3,000,000	2,463,600
Shackleton 2017-X CLO, Ltd., Class E(b)(c)(f)(g)	3M US L + 6.215%	04/20/2029	6,500,000	5,005,294
Sound Point CLO VIII-R, Ltd., Class E(b)(c)(f)(g)	3M US L + 6.60%	04/15/2030	5,000,000	3,803,165
Sound Point CLO XVI, Ltd., Class E(b)(c)(f)(g)	3M US L + 6.10%	07/25/2030	4,000,000	2,875,347
THL Credit Lake Shore MM CLO I, Ltd., Class E(b)(c)(f)(g)	3M US L + 8.50%	04/15/2030	800,000	762,711
THL Credit Lake Shore MM CLO II, Ltd., Class E(b)(c)(f)(g)	3M US L + 8.80%	10/17/2031	1,725,000	1,631,791
Venture 28A CLO, Ltd., Class E(b)(c)(f)(g)	3M US L + 6.16%	10/20/2029	2,800,000	2,114,123

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $36,332,303)				$36,973,739

	Rate	Shares	Value
SHORT TERM INVESTMENTS - 13.34%
Money Market Fund - 13.34%
First American Government Obligations Fund	(7 Day Yield 0.07%)	9,057,442	$9,057,442

TOTAL SHORT TERM INVESTMENTS
(Cost $9,057,442)			$9,057,442

TOTAL INVESTMENTS - 129.32%
(Cost $93,673,481)			$87,780,867
LIABILITIES IN EXCESS OF OTHER ASSETS - (29.32)%			(19,902,311)
NET ASSETS - 100.00%			$67,878,556

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $35,186,249, which represents 51.84% of net assets as of September 30, 2020.
(b)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Estimated yield.
(e)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $39,042,876, which represents 57.52% of net assets as of September 30, 2020.
(g)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

September 30, 2020 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund determines the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

•	the yield of similar CLOs where pricing is available in the market;
•	the riskiness of the underlying pool of loans;
•	features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged a third-party valuation firm to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee and the Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of September 30, 2020:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$6,563,437	$–	$–	$6,563,437
Collateralized Loan Obligations Equity	–	–	35,186,249	35,186,249
Collateralized Loan Obligations Debt	–	–	36,973,739	36,973,739
Short Term Investments	9,057,442	–	–	9,057,442
Total	$15,620,879	$–	$72,159,988	$87,780,867

For the period ended September 30, 2020, there were no transfers into or out of Level 3.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of September 30, 2020:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2019	$38,439,318	$2,538,000	$40,977,318
Accrued discount/ premium	(1,166,632)	121,585	(1,045,047)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(5,211,437)	479,397	(4,732,040)
Purchases	7,625,000	33,834,757	41,459,757
Sales Proceeds	(4,500,000)	–	(4,500,000)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of September 30, 2020	$35,186,249	$36,973,739	$72,159,988
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2020	$(5,211,437)	$479,397	$(4,732,040)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2020:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$ 35,186,249	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	36,973,739	Third-party vendor pricing service	Broker quotes	N/A